UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: October 11, 2022

ITEM 9 LABS CORP.

(Exact name of registrant as specified in its charter)

Delaware	000-54730	96-0665018
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

2727 N 3rd Street, Suite 201

Phoenix, AZ 85004

(Address of principal executive offices and zip code)

1-833-867-6337

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company. ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

ITEM 3.02. UNREGISTERED SALES OF EQUITY SECURITIES.

On September 8, 2022, Item 9 Labs Corp. (the “Company”) entered into a Purchase Agreement (the “ELOC Purchase Agreement”) with ClearThink Capital Partners, LLC (“ClearThink”). Pursuant to the ELOC Purchase Agreement, ClearThink has agreed to purchase from the Company, from time to time upon delivery by the Company to ClearThink of “Request Notices,” and subject to the other terms and conditions set forth in the ELOC Purchase Agreement, up to an aggregate of $25,000,000 of the Company's common stock. The purchase price of the shares of common stock to be purchased under the Purchase Agreement will be equal to 85% of the two lowest daily closing trade prices during the period of 10 trading days beginning five trading days preceding the applicable Request. Each purchase under the Purchase Agreement will be in a minimum amount of $25,000 and a maximum amount equal to the lesser of (i) $1,000,000 and (ii) 1000% of the average daily trading value of the common stock over the seven trading days preceding the delivery of the applicable Request Notice. In addition, pursuant to the ELOC Purchase Agreement, the Company agreed to issue ClearThink 400,000 restricted shares of the Company’s Common Stock as a “Commitment Fee Shares.”

In connection with the ELOC Purchase Agreement, the Company entered into a Registration Rights Agreement with ClearThink under which the Company agreed to file a registration statement with the Securities and Exchange Commission covering the shares of common stock issuable under the ELOC Purchase Agreement (the “Registration Rights Agreement”).

On September 8, 2022, the Company and ClearThink also entered into a Securities Purchase Agreement (the “SPA”) under which ClearThink has agreed to purchase from the Company an aggregate of 266,666 shares of the Company’s restricted Common Stock (the “Common Shares”) for a total purchase price of $200,000 in two closings of 133,333 restricted Common Shares each. The first closing shall occur within 7 days from the execution of the SAP and the second closing shall be within five days after the filing of the ELOC S-1 Registration Statement underlying the Equity Line of Credit.

The foregoing description of the ELOC Purchase Agreement, the SPA, and Registration Rights Agreement is intended to be a summary and is qualified in its entirety by reference to such agreements, which have been filed as Exhibits 10.1, 10.2 and 10.3 to this Current Report on Form 8-K and which are and incorporated by reference herein.

Initial funding of $100,000 occurred on September 26, 2022.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
10.1	Registration Rights Agreement by and between the Company and ClearThink Capital Partners, LLC
10.2	Securities Purchase Agreement by and between the Company and ClearThink Capital Partners, LLC
10.3	Purchase Agreement by and between the Company and ClearThink Capital Partners, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ITEM 9 LABS CORP.

Dated: October 11, 2022	By:	/s/ Robert Mikkelsen
Robert Mikkelsen
Chief Financial Officer